                                                                     EXHIBIT 1.1



                                3,785,000 Shares

                                Film Roman, Inc.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                                  ________, 1996



DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MONTGOMERY SECURITIES
 As representatives of the
  several underwriters
  named in Schedule I hereto
 c/o Donaldson, Lufkin & Jenrette
     Securities Corporation
  277 Park Avenue
  New York, New York  10172

Dear Sirs:

    Film Roman, a Delaware corporation (the "Company"), Phil Roman ("Roman"), Oppenheimer & Co., Inc. and OPCO Senior Executive Investment Partnership, L.P. (the "Oppenheimer Holders", and together with Roman, the "Selling Stockholders"), severally propose to sell an aggregate of 3,785,000 shares of Common Stock, par value $.01 per share, of the Company (the "Firm Shares"), to the several underwriters named in Schedule I hereto (the "Underwriters"). The Firm Shares consist of 3,600,000 shares to be issued and sold by the Company and 185,000 outstanding shares to be sold by the Selling Stockholders. The Company also proposes to issue and sell to the several Underwriters not more than 567,750 additional shares of Common Stock, par value $.01 per share, of the Company (the

"Additional Shares"), if requested by the Underwriters as provided in Section 2
hereof.   The Firm Shares and the Additional Shares are herein collectively
called the Shares.   The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Common Stock. The Company and the Selling Stockholders are hereinafter collectively called the Sellers.

    1.   Registration Statement and Prospectus.  The Company has prepared and
         -------------------------------------
filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-1 (No. 333-03987) including a
prospectus relating to the Shares, which may be amended.   The registration
statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the Registration Statement; and the prospectus in the form first used to confirm sales of Shares is hereinafter referred as the Prospectus.

    2.   Agreements to Sell and Purchase.  On the basis of the representations
         -------------------------------
and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell 3,600,000 Firm Shares, (ii) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite such Selling Stockholder's name in Schedule II hereto and (iii) each Underwriter agrees, severally and not jointly, to purchase from each Seller at a price per share of $______ (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares.

    On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell up to 567,750 Additional Shares and (ii) the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate
567,750 Additional Shares from the Company at the Purchase Price.   Additional
Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day
(i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier
than three business days after such notice has been given.   If any Additional
Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

    The Sellers hereby agree, severally and not jointly and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company who is not a Selling Stockholder and (ii) each stockholder listed on Annex I hereto, pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the Underwriters pursuant to this Agreement, for a period of 180 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Each stockholder listed on Annex I hereto shall also agree not to exercise any rights such stockholder may have to require the Company to register any shares of Common Stock held by such stockholder under the Act or any state securities laws for a period of 180 days after the date of the Prospectus. Notwithstanding the foregoing, during such 180-day period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue shares of its common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

    3.   Terms of Public Offering.  The Sellers are advised by you that the
         ------------------------
Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

    4.   Delivery and Payment.  Delivery to the Underwriters of and payment for
         --------------------
the Firm Shares shall be made at 10:00 A.M., New York City time, on the [third] [fourth] business day unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), following the date of the initial public offering (the "Closing Date"), at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Sellers.

    Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

    Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the respective Sellers, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by certified or official bank checks payable in immediately available (same day) funds to the order of the applicable Sellers.

    5.    Agreements of the Company.  The Company agrees with you:
          -------------------------

          (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

          (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information,
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) To furnish to you, without charge, three signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

          (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, as soon as practicable upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which is necessary in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

          (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an

                                                                               5
     Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

          (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, as soon as practicable to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

          (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may reasonably request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

          (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

          (i)  During the period of five years after the date of this Agreement,
     (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

          (k) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the reasonable fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the listing of the Shares on the National Association of Securities Dealers Automated Quotation system ("NASDAQ") National Market System, (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be reasonably requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold and (viii) the performance by the Sellers of their other obligations under this Agreement; it being understood that the only reasonable fees and disbursement of Underwriters' counsel to be reimbursed by the Company are those set forth in the foregoing clauses (iii), (iv) and
     (v). The foregoing shall not limit or in any manner alter any agreement among the Sellers for the payment of costs, expenses, fees and taxes incident to the registration of the Shares.

          (l) To use its best efforts to maintain the inclusion of the Common Stock in the NASDAQ National Market System (or on a national securities exchange) for a period of one year after the effective date of the Registration Statement.

          (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

            6.   Representations and Warranties of the Company.  The Company and
                 ---------------------------------------------
  Film Roman, Inc., a California corporation ("Film Roman California" and, together with the Company, the "Companies"), jointly and severally, represent and warrant to each Underwriter that, after giving effect to the consummation of the transactions contemplated by the Plan of Reorganization Agreement dated as of May 15, 1996 among the Company, Film Roman California, the Selling Stockholders, and the other holders of equity interests in Film Roman California named therein (the "Plan of Reorganization"):

            (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the best knowledge of the Companies, threatened by the Commission.

            (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to (x) any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or (y) any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein.

            (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (e) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and, except as set forth in the Prospectus, are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

            (f) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

            (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

            (h) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument, in each case material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

            (i) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not (x) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument, in each case material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or (y) violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

            (j) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

            (k)  Neither the Company nor any of its subsidiaries has violated
       (x) any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor (y) any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in the case of each of clauses (x) and (y) could be reasonably likely to, individually or in the aggregate, result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

            (l) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business except where the failure to have any such permit would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit.

            (m) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial conditions or results of operations of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding, except for such leases that are not material to the business of Company and its subsidiaries, taken as a whole, and no default has occurred or is continuing thereunder, which could be reasonably likely to, individually or in the aggregate, result in any material adverse change in the business, financial condition or results of operation of the Company and its subsidiaries taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

            (n) The Company and its subsidiaries maintain insurance comparable to insurance maintained by Companies engaged in similar industries in the same geographic area.

            (o) Ernst & Young, LLP is and Tanner, Mainstain & Hoffer, at the time of such accountancy firm's preparation of financial statements included in the Registration Statement, were independent public accountants with respect to the Company as required by the Act.

            (p) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

            (q) The Company is not regulated as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (r) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company, except for rights that have been waived.

            (s) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

            (t)  The Company has filed a registration statement pursuant to
       Section 12(g) of the Exchange Act to register the Common Stock, has filed an application to list the Shares on the Nasdaq National Market, and has received notification that the listing has been approved, subject to notice of issuance.

            (u) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Registration Statement.

            (v) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

            (w) There is (i) no significant unfair labor practice complaint pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or more significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against it or any of its subsidiaries except for such actions specified in clause (i) or (ii) above, which, singly or in the aggregate could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (x) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (y) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith or for which adequate reserves have been provided.

            (z) The Company and each of its subsidiaries (i) own or possess adequate rights to use all material trademarks, copyrights and licenses necessary for the conduct of their respective businesses and (ii) have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others which would render any rights of the Company or any of its subsidiaries invalid or inadequate to protect the interest of the Company or such subsidiary therein and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding), invalidity or inadequacy, individually or in the aggregate, would have a material adverse affect on the Company and its subsidiaries, then as a whole.

            (aa) The execution, delivery and performance by the Company and Film Roman California of the Plan of Reorganization and the transactions contemplated thereby (a) have been duly authorized by any necessary corporate action, (b) will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states and except as such have been or will be obtained prior to the Closing Date) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or Film Roman California or any of their subsidiaries or any agreement, indenture or other instrument material to the Company and its subsidiaries, taken as a whole, to which the Company or Film Roman California or any of their subsidiaries is a party or by which the Company or Film Roman California or any of their subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or Film Roman California, any of their subsidiaries or their respective property.

            7.   Representations and Warranties of the Selling Stockholders.
                 ----------------------------------------------------------
  Each Selling Stockholder severally represents and warrants to each Underwriter that:

            (a) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date (and Option Closing Date, if applicable) will have, good and marketable title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

            (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and marketable title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

            (c) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

            (d) The execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, state securities laws or Blue Sky laws or except as such have been or will be obtained prior to the Closing) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Selling Stockholder, if not an individual, or any agreement, indenture or other instrument material to such Selling Stockholder to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder except where such conflicts or violations would not have a material adverse effect on such Selling Stockholder or adversely affect the consummation of the Offering.

            (e) (i) Such parts of the Registration Statement under the caption "Principal and Selling Stockholders" which specifically relate to such Selling Stockholder and (ii) such other statements or omissions in the Registration Statement that are based upon information relating to such Selling Stockholder that was furnished to the Company by such Selling Stockholder expressly for use therein do not, and will not on the Closing Date (and any Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

            (f) At any time during the period described in paragraph 5(e) hereof, if there is any change in the information referred to in paragraph 7(e) above, such Selling Stockholder will immediately notify you of such change.

            8.   Indemnification.  (a)  The Company and Roman, jointly and
                 ---------------
  severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein. Notwithstanding the foregoing, the aggregate liability of Roman pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate purchase price received by Roman from the sale of his Shares hereunder; provided, however,
                                                           --------- --------
  that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment.

            (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company and Roman, such Underwriter shall promptly notify the Company and Roman in writing and the Company and Roman shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company and Roman shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company or Roman, as the case may be, and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or Roman, as the case may be (in which case the Company and Roman shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company and Roman shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they
  are incurred).   Neither the Company nor Roman shall be liable for any
  settlement of any such action effected without the written consent of such party, but if settled with the written consent of such party, such party agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (c) Each of the Oppenheimer Holders agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
  Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and Roman to each Underwriter, but only with reference to information relating to either of the Oppenheimer Holders furnished in writing by or on behalf of the Oppenheimer Holders expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against any Underwriter or any person controlling such Underwriter based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against the Oppenheimer Holders, the Oppenheimer Holders shall have the same rights and duties given to the Company and Roman (except that if any Underwriter shall have assumed the defense thereof the Oppenheimer Holders shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Oppenheimer Holders), and such Underwriter and any person controlling such Underwriter shall have the same rights and duties as those given to the Underwriters by Section 8(b) hereof.

            (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, controlling such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Sellers to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company or any Selling Stockholder or any person controlling such Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Sellers (except that if any Seller shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company and the Selling Stockholders and any person controlling such Selling Stockholders shall have the rights and duties given to the Underwriters, by Section 8(b) hereof.

            (e) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Sellers and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Sellers, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(e) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

            9.   Conditions of Underwriters' Obligations.  The several
                 ---------------------------------------
  obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

            (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date.

            (b) The Registration Statement shall have become effective not later than 5:00 P.M.(and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 9:00 a.m. the next business day), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the best knowledge of the Company, contemplated by the Commission.

            (c)(i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any decrease in the capital stock or any increase in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, except as contemplated by the Reorganization, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus or arise in the ordinary course of business since the date of the latest financial statements included in the Registration Statement and Prospectus and (iv) on the Closing

       Date you shall have received a certificate dated the Closing Date, signed by the Chief Executive Officer and the Executive Vice President of the Company, in their capacities as the Chief Executive Officer and the Executive Vice President of the Company, confirming the matters set forth in paragraphs (a), (b), and (c) of this Section 9.

            (d) All representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from the Selling Stockholders.

            (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Latham & Watkins, counsel for the Company and Roman, to the effect that:

                      (i) each of the Company and its subsidiaries has been duly incorporated and is validly existing in good standing under the laws of its state of incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus;

                      (ii) all of the outstanding shares of capital stock of
            each of the Company's subsidiaries has been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien or encumbrance, except as set forth in the Registration Statement;

                      (iii) all of the outstanding shares of Common Stock
            have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any preemptive rights;

                      (iv) the Shares to be issued and sold by the Company
            pursuant to this Agreement have been duly authorized and, when issued to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free preemptive rights;

                      (v) the Shares to be sold by the Selling Stockholders
            pursuant to the Underwriting Agreement have been duly authorized and validly issued and are fully paid and non-assessable;

                      (vi) upon delivery of the Shares to be sold by the Selling
            Stockholders and upon payment therefor pursuant to the terms of the Underwriting Agreement, the Underwriters will hold such Shares free and clear of all adverse claims within the meaning of Section 8202 of the California Commercial Code, assuming the Underwriters have purchased such Shares pursuant to the Underwriting Agreement in good faith and without notice of any such adverse claim within the meaning of Section 8202 of the California Commercial Code;

                      (vii) this Agreement has been duly authorized by the
            Company and duly executed and delivered by the Company and Roman. The issuance and sale of the Shares to be sold by the Company and the sale of the Shares to be sold by Roman pursuant to this Agreement will not result in the violation by the Company of its Certificate of Incorporation or Bylaws or the violation by the Company or Roman of any federal, California or Delaware statute or rule or regulation known to such counsel to be, applicable to the Company or Roman (other than federal, California or Delaware securities laws as to which no opinion is rendered in this paragraph), and no consent, approval, authorization or order of, or filing with, any federal, California or Delaware court or governmental agency or body is required for the consummation of the issuance and sale of the Shares to be sold by the Company or the sale of the Shares to be sold by Roman pursuant to this Agreement, except such as have been obtained under the Act and such as may be required under California securities laws in connection with the purchase and distribution of such Shares by the Underwriters;

                      (viii) the Plan of Reorganization has been duly
            authorized, executed and delivered by the Companies. The performance, on or prior to the Closing Date, by the Company and Film Roman California of their respective obligations pursuant to such agreement will not result in the violation by the Company or Film Roman California of their respective charter or Bylaws or any federal, Delaware or California statute or rule or regulation known such counsel to be applicable to the Company or Film Roman California (other than federal, Delaware or California securities laws as to which no opinion is given in this paragraph). No consent, approval, authorization or order of, or filing with, any federal, Delaware or California court or governmental agency or body is required for the consummation of the reorganization set forth in such agreement (except such as are required under federal, Delaware or California securities laws as to which no opinion is given in this paragraph);

                      (ix) the Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor, to the best of counsel's knowledge, have been initiated by the Commission;

                      (x) the Registration Statement and the Prospectus comply
            as to form in all material respects with the requirements for registration statements on Form S-1 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that such counsel need express no opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus. In passing upon the compliance as to the form of the Registration Statement and the Prospectus, such counsel may assume that the statements made therein are correct and complete;

                      (xi) the statements set forth in the Prospectus under the
            heading "Description of Capital Stock," and Items 14 and 15 of the Registration Statement insofar as such statements constitute a summary of the terms of the Company's capital stock, legal matters or documents referred to therein, are accurate in all material respects;

                      (xii) to the best of such counsel's knowledge, there are no legal or governmental proceedings required to be described in the Prospectus that are not described as required, or contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                      (xiii) the Company is not regulated as an "investment
            company" within the meaning of the Investment Company Act of 1940, as amended; and

                      (xiv) to the best of such counsel's knowledge, except as described in the Prospectus, no holder of any security of the Company has any right to require registration of shares of Common Stock or other security of the Company.

            In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel need not pass upon, and need not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and need not make any independent check or verification thereof, during the course of such participation (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need not express any belief with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus.

            (f) You shall have received an opinion (satisfactory to you and counsel to the Underwriters), dated the Closing Date, of Jon F. Vein, Esq., Senior Vice President of the Company, to the effect that:

                      (i) the Company and each of its subsidiaries is duly
            qualified and in good standing as a foreign corporation authorized to do business in California;

                      (ii) the issuance and sale of the Shares to be sold by the
            Company and the sale of the Shares to be sold by Roman pursuant to this Agreement will not, after due inquiry, (x) result in a breach of any of the terms or provisions of, or a default under, any agreement, indenture or other instrument material to the Company and its subsidiaries, taken as a whole, to which the Company, any of its subsidiaries or Roman is a party or by which the Company, any of its subsidiaries or Roman or their respective property are bound, or (y) violate or conflict with any laws, administrative regulations, rulings or court decrees known to be applicable to the Company, any of its subsidiaries or Roman or their respective property, except for such violations or conflicts that would not be material to the Company and its subsidiaries, taken as a whole; and

                      (iii) the performance, on or prior to the Closing Date,
            by the Company and Film Roman California of their respective obligations pursuant to the Agreement and Plan of Reorganization will not, to the best of such counsel's knowledge, (x) result in a breach of any of the terms or provisions of, or a default under, any agreement, indenture or other instrument material to the Company and its subsidiaries, taken as a whole, to which the Company, any of its subsidiaries or Roman is party or by which the Company, any of its subsidiaries or Roman or their respective property are bound, or (y) violate or conflict with any laws, administrative regulations, rulings or court decrees known to be applicable to the Company, any of its subsidiaries or Roman or their respective property, except for such violations or conflicts that would not be material to the Company and its subsidiaries, taken as a whole.

            In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the

  Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel need not pass upon, and need not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and need not make any independent check or verification thereof, during the course of such participation (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of circumstances under which they were made, not misleading; it being understood that such counsel need not express any belief with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus.

            The opinions of Latham & Watkins described in paragraph (e) and Jon
  F. Vein, Esq. described in paragraph (f) above shall be rendered to you at the request of the Company or the Selling Stockholders, as the case may be, and shall so state therein.

            (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of counsel for the Oppenheimer Holders (which may be from inside counsel) to the effect that:

                      (i) this Agreement has been duly authorized executed and
            delivered by the Oppenheimer Holders;

                      (ii) the execution, delivery and performance of this
            Agreement by the Oppenheimer Holders, compliance by the Oppenheimer Holders with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under the organizational documents of the Oppenheimer Holders or any agreement, indenture or other instrument to which either of the Oppenheimer Holders is a party or by which either of the Oppenheimer Holders or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Oppenheimer Holders or their respective properties;

                      (iii) each of the Oppenheimer Holders has full legal
            right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws) to sell, assign, transfer and deliver the Shares to be sold by such party in the manner provided in this Agreement; and

                      (iv) each of the Oppenheimer Holders has good and clear
            title to the certificates for the Shares to be sold by such party and upon delivery thereof, pursuant hereto and payment therefor, good and clear title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

            (h) You shall have received on the Closing Date an opinion, dated the Closing Date, of Simpson Thacher & Bartlett, counsel for the Underwriters, as to the matters referred to in clauses (v) (but not with respect to preemptive or similar rights), (vi) and (ix) (but only with respect to the statements under the caption "Description of Capital Stock") and a written statement to the effect of the matters referred to in clause (xx) of the foregoing paragraph (e). In giving such opinion with respect to the matters covered by the last sentence of the foregoing paragraph (e) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

            (i) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Ernst & Young, LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Ernst & Young, LLP on the date of this Agreement.

            (j) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Tanner, Mainstain & Hoffer, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Tanner, Mainstain & Hoffer on the date of this Agreement.

            (k) The Company and the Selling Stockholders shall not have failed at or prior to the Closing Date to perform or comply in all material respects with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

            (l) The Plan of Reorganization shall have been executed and delivered by each of the parties thereto and all of the transactions contemplated thereby shall have been consummated.

  The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

            10.   Effective Date of Agreement and Termination.  (a)  This
                  -------------------------------------------
  Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

            (b) This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and subsidiaries, taken as a whole, or the earnings, affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the financial markets in the United States.

            (c) If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or

  Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm
                            --------
  Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this
  Section 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the applicable Sellers for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Sellers. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

            11.  Agreements of the Selling Stockholders.  Each Selling
                 --------------------------------------
  Stockholder severally agrees with you and the Company: (a) to pay or cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder; and (b) to take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

            12.  Miscellaneous.  Notices given pursuant to any provision of this
                 -------------
  Agreement shall be addressed as follows: (a) if to the Company, to Film Roman, Inc., 12020 Chandler Boulevard, Suite 200, North Hollywood, California 91607, Attention: ___________; (b) if to the Selling Stockholders, to the address shown in Schedule II hereof or (c) to you, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
  Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

            The respective indemnities, contribution agreements, representations, warranties and other statements of the Selling Stockholders, the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Sellers, the officers or directors of the Company or any controlling person thereof, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

            If this Agreement shall be terminated by the Underwriters (i) because of any failure or refusal on the part of the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement or (ii) pursuant to clause (i) of paragraph 10(b) hereof, Film Roman California agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

            Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

            This Agreement shall be governed and construed in accordance with the laws of the State of New York.

            This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

            Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.


                                 Very truly yours,

                                 FILM ROMAN, INC., a Delaware corporation



                                 By____________________________
                                  Title:



                                 FILM ROMAN, INC., a California
                                 corporation



                                 By____________________________
                                  Title:


                                 PHIL ROMAN



                                 ______________________________



                                 I consent to the foregoing:



                                 -------------------------------
                                 Anita Roman

                                 OPPENHEIMER & CO., INC.



                                 By____________________________
                                  Title:


                                 OPCO SENIOR EXECUTIVE
                                 INVESTMENT PARTNERSHIP, L.P.



                                 By OPCO Partners, Inc., its
                                   general partner


                                      By_________________________
                                       Title:





  DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
  MONTGOMERY SECURITIES

  Acting severally on behalf of
   themselves and the several
   Underwriters named in
   Schedule I hereto

  By DONALDSON, LUFKIN & JENRETTE
       SECURITIES CORPORATION


    By__________________________

                                                                      SCHEDULE I
                                                                      ----------



                                         Number of Firm Shares
    Underwriters                             to be Purchased
    ------------                          ---------------------

  Donaldson, Lufkin & Jenrette
    Securities Corporation

  Montgomery Securities



                                                  ______________________

                                 Total

                                                                     SCHEDULE II
                                                                     -----------



                                            Number of Shares
    Name and Address                           to be Sold
    ----------------                       --------------------


    Phil Roman                                    160,364
    c/o Film Roman, Inc.
    12020 Chandler Boulevard
    Suite 200
    North Hollywood, California  91607


    Oppenheimer & Co., Inc.                         5,886
    One World Financial Center
    200 Liberty Street
    New York, New York  10281


    OPCO Senior Executive Investment               18,750
      Partnership, L.P.
    c/o Oppenheimer & Co., Inc.
    One World Financial Center
    200 Liberty Street
    New York, New York  10281

                                                                         ANNEX I
                                                                         -------



                    Required Stockholder Lock-up Agreements
                    ---------------------------------------


  BCI Growth III, L.P.

  Delaware State Employees' Retirement Fund

  Declaration of Trust for Defined Benefit Plans of ICI
   American Holding Inc.

  Declaration of Trust for Defined Benefit Plans of
   Zeneca Holding Inc.